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                    METLIFE INVESTORS USA INSURANCE COMPANY
                   METLIFE INVESTORS USA SEPARATE ACCOUNT A

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                      SUPPLEMENT DATED NOVEMBER 12, 2007
                                      TO
              PROSPECTUSES DATED APRIL 30, 2007 (AS SUPPLEMENTED)

This supplement describes changes affecting certain investment portfolios for the Vintage L/SM/ and Vintage XC/SM/ products issued by MetLife Investors USA Insurance Company and First MetLife Investors Insurance Company ("we," "us," or "our"). This supplement provides information in addition to that contained in the prospectuses dated April 30, 2007 (as supplemented). Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus. This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 842-9325 to request a free copy.

1. PORTFOLIO MERGER

The Legg Mason Partners Variable Multiple Discipline Portfolio - Large Cap Growth and Value (single share class) is merging into Legg Mason Partners Variable Appreciation Portfolio (Class II). Both are portfolios of Legg Mason Partners Variable Equity Trust.

Legg Mason Partners Variable Appreciation Portfolio (Class II) is expected to be available on or about November 12, 2007. The assets in the Legg Mason Partners Variable Multiple Discipline Portfolio - Large Cap Growth and Value (single share class) will be transferred into the Legg Mason Partners Variable Appreciation Portfolio (Class II). The aggregate value of your investment will not change as a result of the merger. Legg Mason Partners Variable Appreciation Portfolio (Class II) will be closed for new allocations of purchase payments and transfers of account value (except for automatic rebalancing and dollar cost averaging allocations in existence at the time of closing). Please note that the Legg Mason Partners Variable Appreciation Portfolio (Class I) is available for new allocations of purchase payments and transfers of account value.

The following table presents the investment portfolio expenses (as a percentage of the average daily net assets of the portfolio) of Legg Mason Partners Variable Appreciation Portfolio (Class II). The information provided is estimated for the fiscal year ending December 31, 2007.

                                                   TOTAL   CONTRACTUAL NET TOTAL
                               12B-1/             ANNUAL     EXPENSE    ANNUAL
                    MANAGEMENT SERVICE   OTHER   PORTFOLIO SUBSIDY OR  PORTFOLIO
                       FEES     FEES   EXPENSES* EXPENSES   DEFERRAL   EXPENSES
                    ---------- ------- --------- --------- ----------- ---------
Legg Mason
Partners Variable
Appreciation
Portfolio (Class
II)................    0.69%    0.25%    0.04%     0.98%      0.00%      0.98%

-----------
* Other Expenses shown based on estimated amounts for the current fiscal year. Actual expenses may vary.

                                                                   SUPP-VIN1107

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2. PORTFOLIO NAME CHANGES

The following portfolios of Legg Mason Partners Variable Equity Trust have changed their names:

              FORMER NAME                             NEW NAME
              -----------                             --------
 Legg Mason Partners Variable Multiple  Legg Mason Partners Variable Capital
   Discipline Portfolio - All Cap         Portfolio
   Growth and Value
 Legg Mason Partners Variable Multiple  Legg Mason Partners Variable Global
   Discipline Portfolio - Global All      Equity Portfolio
   Cap Growth and Value

Certain documents or information you may receive about your contract may continue to reflect the former names until such time as updates are made.

3. INVESTMENT OBJECTIVE CHANGE

In Appendix B, "Participating Investment Portfolios," change the investment objective of the Legg Mason Partners Variable Capital Portfolio (formerly named Legg Mason Partners Variable Multiple Discipline Portfolio - All Cap Growth and Value) to the following:

"The Legg Mason Partners Variable Capital Portfolio seeks capital appreciation through investment in securities which the portfolio managers believe have above-average capital appreciation potential."

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

5 Park Plaza, Suite 1900                              Telephone: (800) 842-9325
Irvine, CA 92614


VINTAGE L and VINTAGE XC are service marks of Citigroup Inc. or its Affiliates and are used by MetLife, Inc. and its Affiliates under license.